Exhibit 10.3

TERMS AND CONDITIONS OF THE NOTE

The Note shall be held subject to and with the benefit of the terms and conditions set out below and such terms and conditions shall be binding on GTM HOLDINGS, INC. ("Issuer"). Unless otherwise defined herein, expressions defined in an agreement dated 12 October 2001 (the "Agreement") relating to the issue of the Note shall bear the same meaning in this Certificate:

1. INTEREST

The Note will not bear any interest.

2. TRANSFER

No assignment or transfer (whether in whole or in part(s)) of the 'Note may be made.

3. CONVERSION

(a) At any time within 5 years of the date of the Note, the Noteholder may by notice in writing in the form attached to these Conditions to the principal place of business of the Issuer demand repayment or conversion into shares of common stock in the Issuer having a par value of US$0.01 each ("Shares") of the entire principal amount of the Note (the "Notice"). Unless the Issuer and the Noteholder agree in their absolute discretion to repayment of the Note, within 10 Business Days of receipt of a duly signed Notice, the issuer and allot Shares in the name of the Noteholder or its nominee as identified int eh Notice in accordance with Condition 3(b). Conversion shall be by on single conversion fo the entire Note. The Notice shall be irrevocable.

(b) The number of Shares issued upon conversion shall be 87,217 (the "Conversion Shares"), representing 4.63% of the issued and outstanding share capital of the Issuer immediately after the Reorganization together with Shares or interests in Shares issued or granted to agents or employees of the Issuer after the Reorganization and before the date of the Agreement in considerations of services rendered to the Issuer, at the issue price of US$11,466 per Conversion Share (the "Agreed Price"), subject to adjustment in accordance with Condition 4.

4. ANTI-DILUTION ADJUSTMENTS

(a) If the Issuer shall, at any time or from time to time prior to the date of any Notice under Condition 3(a), (a) declare a dividend on the Shares payable in share of its capital stock (including Shares), (b) subdivide the outstanding share, (c) combine the outstanding Shares into a smaller number of Shares or (d) issue any shares of its capital stock in a reclassification of the Shares (excluding any such reclassification in connection with a consolidation or merger in which the Issue is the continuing the Issuer), then in each such case, the number of shares of Conversion Shares at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and the number and kind of Conversion shares issuable on such date shall be proportionately adjusted so that, in connection with a conversion of the Note after such date, the Noteholder shall be entitled to receive the aggregate number and kind of shares of capital stock which, if the conversion had occurred immediately prior to such date, the Noteholder would have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any such adjustment shall become effective immediately after the record date of such dividend or the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively wherever any event listed above shall occur. If a dividend is declared and such dividend is not paid, the number of Conversion Shares issuable immediately prior to such record.

(b) If the Issuer shall, at any time from time to time prior to the date of any notice under Condition 3(a), fix a record date for the distribution to all holders of Shares (including any such distribution made in connection with a consolidation or merger in which the Issuer' is the continuing corporation) of evidences of indebtedness, assets or other property (other than (i) cash dividends or cash distributions payable out of consolidated earnings or earned surplus or (ii) dividends payable in capital stock. for which adjustment is made under Condition 4(a), then in each such case for the purpose of this Condition 4(b), the Noteholder shall be entitled to a proportionate share of any such distribution as though it were the holder of the number of Conversion Shares into which this Note is convertible as of the record date fixed for the determination of the holders of Shares entitled to receive such distribution.

(c) In each case where an adjustment is made under this Condition 4, the Agreed Price shall be adjusted accordingly by dividing principal amount of the Note by the new number of Conversion Share issuable (as adjusted in accordance with this Condition 4). Any adjustment to the Agreed Price shall be made to the nearest one cent so that any amount under half a cent shall be rounded down and any amount of half a cent or more shall be rounded up and in no event shall any adjustment.

(d) No fractional Conversion Shares shall be issued and in the event that the number of Conversion Shares after any Adjustment includes a fraction then such number shall be rounded to closest whole number. Notwithstanding anything contained herein, no adjustment shall be made to the Agreed Price in any case in which the amount by which the same would be reduced in accordance with the foregoing provisions of this Condition 4 would be less than one cent and nay adjustment that would otherwise be required then to be made shall not be carried forward.

5. ISSUE OF ADJUSTMENT SHARES

(a) Subject to the escrow and transfer provisions set out in Condition 7, if any of the Conversion Share have a Market Value upon consummation of any sale (a "Sale") by the Noteholder to o bona fides third party of less than the Agreed Price per Conversion Shares (subject to the adjustments set out in Condition 4) then the Issuer shall issue such number of additional Shares (the "Additional Shares") equal to Z based on the following formula;

(A-B) / Y = Z

A = the total number of Conversion Shares sold multiplied by the Agreed Price

B = the total number of Conversion Shares sold multiplied by the Market Value on the day of completion of the sale

Y = Market Value per Shares on the day completion of the sale

Z = Number of Additional Shares issued

(b) If A - B is less than 0 then Z shall be deemed to be 0.

(c) No fractional Additional Shares shall be issued and in the event that Z includes a fraction then such fraction shall be rounded to closer whole number.

(d) If at the time when any Additional Shares fall to be issued the aggregate of all Additional Shares issued and all Conversion Shares sold multiplied in each case by the Market Value at the time of the relevant sale of Conversion Shares plus the aggregate current Market Value of all remaining Conversion Shares is equal or greater than US$1 million then any Additional Shares issuable shall be held in escrow and shall only be released to the Noteholder if and to the extent that the aggregate sale price of all Conversion Shares and Additional Shares sold is less than US1,000,000 and to the extent not so release shall be cancelled.

(e) As of any date falling not less than 5 years after the date of this Note the Issuer may not notice in writing to the Noteholder that all Conversion Shares as sold and issue the appropriate Additional Shares and, upon issue of any Additional Share required to be issued in accordance with the terms of the Note, its obligations under the Note shall cease.

6. CONVERSION AND ADJUSTMENT SHARES

a) So long as the Note is outstanding, and subject to any approvals otherwise given in writing by the Noteholder, the Issuer agrees to keep available for issue, free from pre-emptive rights, out of its authorized but unissued capital sufficient Shares to satisfy in full the rights for the time being outstanding for the issue of Conversion Shares and Adjustment Shares (if any).

(b) The relevant Conversion Shares shall be allotted and issued by the Issuer to the Noteholder or as it may direct with effect from the date of the Notice. The relevant Adjustment Shares shall be allotted and issued by the Issuer to the Noteholder or as it may direct with effect from the date of consummation of the relevant Sale, subject to the provisions of Condition 5. Certificate(s) for such Conversion Shares and Adjustment Shares shall be delivered to the Converting Noteholder within ten (10) Trading Days of the date of the Notice or the closing of the relevant Sale, as applicable. No fraction of a Conversion Share or Adjustment share will be issued, any such fraction being rounded to the nearest whole Conversion Share.

(c) The Conversion Shares and any Adjustment Shares shall rank pari passu with all other Shares outstanding at the date of the Notice or the consummation of the relevant Sale and be entitled to all dividends and other distributions the record date of which falls on a date on or after the date of the Notice or consummation of the relevant Sale. The Noteholder shall be to accept the Conversion Shares and Adjustment Shares issued on and subject to the constitutional documents of the Issuer. The Issuer shall be responsible for payment of all taxes and stamps, issue and registration duties (if any) and stock exchange levies and charges (if any) arising on issue of the Conversion Shares and Adjustment Shares.

(d) The Conversion Shares and Adjustment Shares will be restricted stock for the purpose of the U.S. Securities Act of 1933. No application will be made for a listing of the Note on any stock or securities exchange. The parties shall enter into the registration right agreement for piggyback and short form registration which will apply to all Conversion Shares and Adjustments Shares.

7. SHARES TRANSFER RESTRICTIONS AND ESCROW

(a.) The Issuer and its nominee will not be permitted to directly or indirectly sell, assign, pledge, hypothecate or otherwise transfer all or any of its legal or beneficial interest in any of the unregistered Conversion Share or Adjustments Shares until the expiry of such time as required to be in compliance with the U.S. Securities Act of 1933, as amended.

(b) Upon any conversion, the Conversion Shares issued shall be held by an escrow agent agreed by the parties in accordance with the agreed escrow instructions and shall be released to the Noteholder from escrow in 12 equal quarterly tranches with the first such tranche to be released on the date falling 3 calendar months after the date of the Note, and the last such tranche to be released 3 years after the date of the Note.

(c) In the event that pursuant to the terms of the Agreement between the Issuer and Sun Television Cybernetworks Holdings Limited ("Sun TV") dated 12 October, 2001 or Travel TV (Macau) Co. Ltd is subject to liquidation or similar proceedings, or defaults on its obligations to provide and/or deliver any Sun TV Deliverables (as defined in such agreement) and such default is not remedied within 14 days after being notified by the Issuer then the Conversion Shares held in escrow at the time of such event shall be forfeited to the Issuer to the extent that any of the Sun TV Deliverables are not delivered.

8. EVENT OF DEFAULT

Notwithstanding of anything herein provided to the contrary, if any of the following events occurs, the Noteholder may give notice to the Issuer that the Note is, and the Issuer shall immediately issue and allot Shares in the name of the Noteholder or its nominee as identified in the Notice in accordance with Condition 3(b).

(a) the Issuer defaults in performance or observation or compliance with any of its other material obligations set out herein which default is incapable of remedy or, if capable of remedy, is not remedied within 14 Business Days after notice of the occurrence of such default by the Issuer; or

(b) an encumbrancer take possession or a receiver, manager or other similar officer is appointed of the whole or any substantial part of the undertaking, property, assets or revenues of the Issuer or any of its substantial subsidiaries; or

(c) the Issuer or any of its substantial subsidiaries becomes insolvent or is unable to pay its debts as they fall due or applies for or consents to or suffers the appointment of any administrator, liquidator or receiver of the Issuer or its substantial subsidiaries or the whole or any substantial part of the undertaking, property, assets or revenues of the Issuer or its substantial subsidiaries or takes any proceeding under any law for a readjustment or deferment of its obligations or any part of them or makes or enters into a general assignment or compromise with or for the benefit of its creditors; or

(d) a petition is presented or a proceeding is commenced or an order is made or an effective resolution is passed for the winding up, insolvency, administration or dissolution of the Issuer or any of its substantial subsidiaries except in the case of winding up of substantial subsidiaries of the Issuer in the course of internal reorganization; or

(e) the Insolvency (including liquidation, winding up or whichever term apply to the Issuer or the equivalent in any other jurisdiction to which the Issuer may be subject to) of the Issuer; or

(g) a moratorium is agreed or declared in respect of any indebtedness of the Issuer or any of its substantial subsidiaries or any governmental authority or agency condemns, seizes, compulsorily purchases or expropriates all or a substantial part of the assets of the Issuer or its substantial subsidiaries.

9. NOTICES

(a) Any notice or other communication to be given under the Note shall be in writing and may be given or made by facsimile or first class pre-paid post. Any such notice or communication shall be sent to the party to whom it is addressed and must contain sufficient reference and/or particulars to renter it readily identifiable with the subject matter of the Note. If so given by facsimile, such notice or communication shall be deemed received on the ate of despatch (if received before 5p.m. on a Business Day or, if not, at opening of business on the next Business Day); if so sent by post to an address in Hong Kong or Macau, shall be deemed to be received five(5) Business Days after the date of despatch; and, if so sent by air-mail to an address outside Hong Kong or Macau, shall be deemed received seven (7) Business Days after the date of dispatch. "Business Day" means any day (excluding Saturdays) when banks are open for business in Hong Kong and Macau.

(b) The relevant address and facsimile number of each party for the purpose of the Note are as follows:

if to the Issuer

Suite 12/F., Nam Kwong Building

Avenida Rodrigo Roduques

Macau Special Administrative Regiou

The People's Republic of China

Facsimile: (853) 711-999

Attention: Mr. William A. Fisher

if to Noteholder:

Unit 6101, The Center

99 Queen's Road Central

Hong Kong

Facsimile: (832) 2169-0292

Attention: Mr. Bruno Wu

10. VARIATION OF THE CONDITIONS

The terms and conditions of the Note may be varied, expanded or amended by agreement in writing between the Issuer and the Noteholder.

11. GOVERNING LAW AND JURISDICTIONS

These Conditions shall be constructed in accordance with the State of Nevada, United States of America, and the parties agree to submit to the non-exclusive jurisdiction of the courts of Nevada.

APPENDIX

Form of Notice of Conversion

To: [ * ]

In respect of a convertible promissory note ("Note") for an aggregate principal amount of

US$[ * ] issued by [ * ] ("Issuer") subject to and upon the terms and conditions ("Conditions") attached to the certificate for the Note, we, being the holder of the Note, hereby give you notice or our desires to exercise the conversion rights attached to the Note in accordance with the Conditions.

We hereby irrevocably and unconditionally accept all the fully paid Shares (as referred to in the Conditions) to be issued pursuant hereto subject to the constitutional documents of the Issuer. We desire all of such Shares to be registered in our name or the nominee set out below and hereby authorize the entry of our name in the shareholders register of the Issuer and the dispatch of the share certificates therefore by post to us or to the escrow agent, as the case may be at our risk to [ * ] at [ * ].

Yours faithfully,

For and on behalf of

[ * ]

______________

Authorized Signatory

Dated [ * ]